SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

June 13, 2023

Date of Report (date of earliest event reported)

INTEVAC, INC.

(Exact name of Registrant as specified in its charter)

State of Delaware	0-26946	94-3125814
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification Number)

3560 Bassett Street

Santa Clara, CA 95054

(Address of principal executive offices)

(408) 986-9888

(Registrant’s telephone number, including area code)

N/A

(Former name or former address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock ($0.001 par value)	IVAC	The Nasdaq Stock Market LLC (Nasdaq) Global Select

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Section 8 – Other Events

Item 8.01	Other Events.

On June 13, 2023, Intevac, Inc. (the “Company”) issued a press release announcing that it has formed a strategic committee composed of independent directors David Dury and Kevin Barber and retained investment banking firm Houlihan Lokey Capital, Inc. to advise management and the board of directors on strategic alternatives. The Company also provided an update to its full year guidance for the year ending December 30, 2023 reported on the Company’s earnings conference call held on May 3, 2023. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Section 9 – Financial Statements and Exhibits

Item 9.01.	Financial Statements and Exhibits

(d)	Exhibits

99.1	Press Release

104	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INTEVAC, INC.

Date: June 13, 2023	/s/ JAMES MONIZ
James Moniz
Executive Vice President, Finance and Administration, Chief Financial Officer, Secretary and Treasurer